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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): April 21, 1998

                             CHENIERE ENERGY, INC.
              (Exact name of registrant as specified in charter)

           Delaware                       0-9092                95-4352386
(State or other jurisdiction     (Commission File Number)     (IRS Employer
     of incorporation)                                       Identification No.)

1200 Smith Street, Suite 1740                                    77002-4312
        Houston, Texas

(Address, of principal executive                                 (Zip Code)
              offices)
                                 ------------------------

       Registrant's telephone number, including area code: (281)578-4600

                                Not applicable
         (former name or former address, if changed since last report)



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ITEM 5.   OTHER EVENTS.

     5.1 Attached hereto as Exhibit 99.1 and incorporated by reference herein is certain information regarding Legal Proceedings, as presented in a press release dated April 21, 1998.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     c)   Exhibits.

     99.1 Press Release issued by Cheniere Energy, Inc. dated April 21, 1998.


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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 22, 1998                         CHENIERE ENERGY, INC.
                                             (Registrant)



                                             By:    /s/ Walter L. Williams
                                             Name:  Walter L. Williams
                                             Title: Chief Executive Officer